SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 14, 2012

                           COLORADO CERAMIC TILE, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

             Colorado                  333-171658              84-1307164
      ------------------------     ---------------------  ----------------------
      (State of incorporation)     (Commission File No.)  (IRS Employer
                                                          Identification No.)

                             4151 E. County Line Rd.
                              Centennial, CO 80122
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          (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (303) 721-9198

                                       N/A
               --------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation of Bylaws;  Change in Fiscal
            Year.

     On February 14, 2012 the directors and shareholders of the Company approved, by written consent, the following amendments to the Company's Articles of Incorporation:

     o an amendment changing the name of the Company from Carbon Based Partners, Inc. to Colorado Ceramic Tile, Inc.; and

     o an amendment effecting a reverse stock split of the Company's issued and outstanding common stock on a 1-for-36 basis.

     The amendments were filed with Colorado Secretary of State on February 15, 2012.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 15, 2012                COLORADO CERAMIC TILE, INC.


                                       By: /s/ Sandie Venezia
                                          -------------------------------------
                                          Sandie Venezia, Chief Executive
                                          Officer


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